SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

ITUS Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ITUS CORPORATION

12100 Wilshire Boulevard, Suite 1275

Los Angeles, CA 90025

July 13, 2016

To the Stockholders of ITUS Corporation:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Tuesday, August 23, 2016, at the Company’s corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025, to consider and vote upon the following proposals:

                1.     To elect Robert A. Berman, Dr. Amit Kumar, Dale Fox, Dr. Arnold Baskies and Dr. John Monahan as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

                2.     To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016;

                3.     To hold a non-binding advisory vote on compensation of the Company’s named executive officers; and

                4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

The Board has fixed the close of business on June 28, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

/s/ Robert A. Berman
Robert A. Berman
President and Chief Executive Officer
ITUS Corporation

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IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED APRIL 30, 2016 AND JANUARY 31, 2016 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2015 ARE AVAILABLE ON THE INTERNET AT HTTP://IR.ITUSCORP.COM/ALL-SEC-FILINGS OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

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ITUS CORPORATION

12100 Wilshire Boulevard, Suite 1275

Los Angeles, CA 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 23, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ITUS Corporation (the “Company”) for use at the 2016 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 11:00 a.m. on Tuesday, August 23, 2016, at the Company’s corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025, for the following purposes:

                1.     To elect Robert A. Berman, Dr. Amit Kumar, Dale Fox, Dr. Arnold Baskies and Dr. John Monahan as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

                2.     To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016;

                3.     To hold a non-binding advisory vote on compensation of the Company’s named executive officers; and

                4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees and “FOR” each of the other proposals submitted at the annual meeting.

Stockholders of record of our common stock at the close of business on June 28, 2016 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Meeting by visiting the website: http://www.ituscorp.com/.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

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You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about July 13, 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dean Krouch
Dean Krouch
Secretary

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 23, 2016: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2015, is available at: http://www.ituscorp.com/.

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TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1-6
THE ANNUAL MEETING	6-10
PROPOSAL 1 ELECTION OF DIRECTORS	11-26
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2016	27-28
PROPOSAL 3 APPROVAL OF COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS	29
OTHER INFORMATION	30-32

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PROXY STATEMENT

ITUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on Tuesday, August 23, 2016

at the 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2016 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Tuesday, August 23, 2016, at the Company’s corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about July 13, 2016. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to ITUS Corporation as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•     This Proxy Statement for the Meeting; and

•     The Company’s Annual Report on Form 10-K for the year ended October 31, 2015.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•    View the Company’s proxy materials for the Meeting on the Internet; and

•    Instruct the Company to send future proxy materials to you electronically by emai

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on June 28, 2016 (the “Record Date”) may attend and vote at the Meeting. There were 8,747,753 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 31 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Robert Berman, our President and Chief Executive Officer, and Dr. Amit Kumar, our Vice Chairman, as your representatives at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Berman and Dr. Kumar to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

                     1.     To elect Robert A. Berman, Dr. Amit Kumar, Dale Fox, Dr. Arnold Baskies and Dr. John Monahan as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

                2.     To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”)as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016;

                3.     To hold a non-binding advisory vote on compensation of the Company’s named executive officers; and

                4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees and “FOR” each of the other proposals being put before the stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

There are four ways to vote:

                (1)    Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

                (2)    Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

                (3)    In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

                (4)    By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

                (1)    Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

                (2)   Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

                (3)   In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

                (4)    By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•     By mail: You may obtain a paper copy of the proxy materials by writing to us at ITUS Corporation, 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025, Attn: Dean Krouch, Secretary.

•     By telephone. You may obtain a paper copy of the proxy materials by calling 1(800)-579-1639 or the Company at (310) 484-5200.

•     Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•     By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com

Please make your request for a paper copy as instructed above on or before August 9, 2016 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

   You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•    sending a written notice to Dean Krouch, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•    signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•    attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the non-binding advisory vote on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2016.

How many votes are required to approve the non-binding advisory vote on the compensation of our named executive officers?

Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be determined by the vote of a majority of the votes cast at the Meeting.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees and “for” each of the other proposals being put before the stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Dean Krouch, at (310) 484-5200 or by sending a letter to Mr. Krouch at the offices of the Company at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of ITUS Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on August 23, 2016, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about July 13, 2016.  This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

The Meeting will be held on at 11:00 a.m. on Tuesday, August 23, 2016, at the Company’s corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

    1.     To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified;

    2.     To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016;

    3.     To hold a non-binding advisory vote on compensation of the Company’s named executive officers; and

    4.     To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” each of the other proposals being put before the stockholders at the Meeting.

Record Date and Voting Power

Our Board fixed the close of business on June 28, 2016, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 8,747,753 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 8,747,753 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum.

In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2016. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors or the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of a majority of the votes cast at the Meeting by the holders of common stock is required for approval, on a non-binding basis, of the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on this proposal.

Voting

There are four ways to vote:

    1.     Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If you are not a record holder, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

    2.     Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

    3.      In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

    4.      By mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our corporate Secretary, Dean Krouch, at (310) 484-5200 or by sending a letter to Mr. Krouch at offices of the Company at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025. The Company’s telephone number at such address is (310) 484-5200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS.

PROPOSAL 1 ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2017 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Lewis H. Titterton, Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox.  At the Meeting, five directors, two of whom will be new to the Board, are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.  Robert A. Berman, Dr. Amit Kumar and Dale Fox were nominated for reelection to the Board and Dr. Arnold Baskies and Dr. John Monahan are being nominated to the Board for the first time.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Mr. Berman has served as our President and Chief Executive Officer since September 19, 2012 and was elected to our Board on November 30, 2012. Mr. Berman has experience in a broad variety of areas including finance, acquisitions, marketing, and the development, licensing, and monetization of intellectual property.  He was recently the CEO of IP Dispute Resolution Corporation (“IPDR”), a consulting company focused on technology licensing and product development, from March 2007 to September 2012. Prior to IPDR, Mr. Berman was the Chief Operating Officer and General Counsel of  Acacia Research Corporation from 2000 to March 2007.  Mr. Berman holds a J.D. from the Northwestern University School of Law and a B.S. in Entrepreneurial Management from the Wharton School of the University of Pennsylvania.  Mr. Berman has experience in both investing in and starting new ventures and new technologies, in areas including finance, acquisitions, operations, and marketing, and has served as an officer of another publicly traded company.

Dr. Kumar has served on our Board since November 30, 2012 and has been a strategic advisor to the Company since September 19, 2012.  On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman and Chief Executive Officer of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company (“Anixa”). Upon his appointment as Executive Chairman of Anixa, Dr. Kumar resigned from his position as the CEO of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010.  From September 2001 to June 2010, Dr. Kumar was President and CEO of CombiMatrix Corporation, a NASDAQ listed biotechnology company and also served as director from September 2000 to June 2012.  Dr. Kumar was Vice President of Life Sciences of Acacia Research Corporation, a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007.   Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007, and as a director of Aeolus Pharmaceuticals, Inc. since June 2004.  Dr. Kumar holds an A.B. in Chemistry from Occidental College and Ph.D. from Caltech and completed his post-doctoral training at Harvard University. Dr. Kumar has experience in technology driven startups, both at the board and operating levels, in a  broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of another publicly traded company.

Mr. Fox is an entrepreneur and innovator who has launched many companies. He is currently the CEO of Tribogenics, a start-up company he co-founded in 2010 that develops portable, powerful X-ray devices based, in part, upon a technology conceived and licensed from the University of California, Los Angeles.  Mr. Fox has raised numerous rounds of capital for many types of companies, including venture capital, strategic investments, and other financings.  Mr. Fox has built executive and advisory teams. He received a Bachelor of Business Administration degree from Southern Methodist University’s Cox School of Business. Since 2009, Mr. Fox has taught at the Founders Institute where he teaches classes on start-ups and continues to mentor young entrepreneurs.  Mr. Fox is an experienced startup entrepreneur and inventor who has successfully launched a number of companies.  As a result, Mr. Fox has gained experience in a broad variety of other areas including finance, research and development and marketing.

Dr. Monahan is an experienced executive and has served on a number of biotechnology company boards over the years. He is currently a Scientific Advisory Consultant for Synthetic Biologics, Inc. (NYSE MKT: SYN) and from 2010 through 2015 he was the Sr. Executive Vice President of Research & Development at Synthetic Biologics, Inc. He is also a director of Heat Biologics, Inc. (Nasdaq: HTBX), a position that he has held since 2011, and was a director of Tacere Therapeutics, Inc., a wholly-owned subsidiary of Benitec Biopharma Limited (Nasdaq: BNTC) from 2006 to 2015. In addition to his work with public companies, Dr. Monahan is also currently a member of the Scientific Advisory Board of Agilis Biotherapeutics, Inc., a position that he has held since 2014, and is a board member of several other biotechnology companies. In addition, in 1992 he founded Avigen, Inc., a biotech company that pioneered the development of gene medicines based on adeno-associated virus vectors, now an industry standard. Over a 12-year period as its CEO, Dr. Monahan took Avigen public through an initial public offering raising over $235M and led the company through several Investigational New Drug (IND) applications. Prior to Avigen, Dr. Monahan served as Vice President - Research and Development at Somatix B.V., and Director of Molecular & Cell Biology at Triton Biosciences, Inc. He was also previously Research Group Chief, Department of Molecular Genetics at Hoffmann-LaRoche Inc., and Adjunct Assistant Professor, Department of Cell Biology at New York University. Dr. Monahan earned a Ph.D. in Biochemistry from McMaster University, Hamilton, Canada, and a B.S. in Science from University College, Dublin, Ireland. Dr. Monahan has over 50 publications in scientific literature and has made hundreds of presentations and public TV appearances, to scientific groups, investors and the general public over the years.

Dr. Baskies, Vice Chairman of the National Board of Directors of the American Cancer Society, is a board certified general surgon and fellowship trained surgical oncologist with special interests in breast cancer, thyroid cancer, and melanoma. Dr. Baskies has been a member of Virtua Surgical Specialists, a multi-specialty practice since 2011. In addition to his pioneering efforts to promote the latest surgical and nonsurgical techniques, including minimally invasive surgery (and advanced radioguided techniques) for diseases of the breast, thyroid, and parathyroid glands, he has cared for thousands of surgical patients in his 30-year career. Dr. Baskies received his Bachelor of Arts degree summa cum laude and was a member of Phi Beta Kappa at Boston University, graduated from the Boston University School of Medicine, completed his surgical residency at Boston Medical Center, and had fellowship training in surgical oncology at the National Cancer Institute.

We believe that our Board represents a desirable mix of backgrounds, skills, and experiences. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Mr. Berman has experience in both investing in and starting new ventures and new technologies, in areas including finance, acquisitions, operations, and marketing, and has served as an officer of another publicly traded company.

Dr. Kumar has experience in technology driven startups, both at the board and operating levels, in a  broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of another publicly traded company.

Mr. Fox is an experienced startup entrepreneur and inventor who has successfully launched a number of companies. As a result, Mr. Fox has gained experience is a broad variety of other areas including finance, research and development and marketing.

Dr. Monahan is an experienced executive, having started, built and run a publicly traded biotechnology company, and has served as a director on a number of biotechnology company boards.

Dr. Baskies is an experienced surgical oncologist who is currently the Vice Chairman and incoming Chairman of the National Board of Directors of the American Cancer Society.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Lewis H. Titterton, Jr.	71	Chairman of the Board	2010
Robert A. Berman	53	Director, President and Chief Executive Officer	2012
Dr. Amit Kumar	51	Vice Chairman of the Board, Executive Chairman and Chief Executive Officer of Anixa Diagnostics	2012
Bruce F. Johnson	74	Director	2012
Dale Fox	49	Director	2014
Henry P. Herms	70	Chief Financial Officer and Vice President – Finance	2000

Mr. Titterton has served as a director since August 16, 2010, the Chairman of the Board since July 20, 2012 and interim Chief Executive Officer from August 21, 2012 until September 19, 2012.  Mr. Titterton is currently also Chairman of the Board of NYMED, Inc., a diversified health services company.  His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989.  Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986.  Mr. Titterton also served as one of our Directors from July 1999 to January 2003.  He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University. Mr. Titterton has been involved with our Company as a director or investor for over twenty two years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Mr. Johnson has served on our Board since August 29, 2012.  Mr. Johnson has been a commodity trader on the Chicago Mercantile Exchange for over 40 years. He served as a member of the board of directors of CME Group Inc. from 1998 to May 2015. From 1969 to 2003, he served as President, Director and part-owner of Packers Trading Company, a former futures commissions merchant/clearing firm at the CME. He also serves on the board of directors of the Chicago Crime Commission. Mr. Johnson holds a B.S. in Marketing from Bradley University and a J.D. from John Marshall Law School.  Mr. Johnson has been involved with the Company as an investor for over 13 years, and has over 30 years’ experience in the capital markets. as a result of his investment background.

Mr. Herms has served as our Chief Financial Officer and Vice President – Finance since November 2000 and served as one of our Directors from August 2001 through August 2014. Mr. Herms was also our Chief Financial Officer from 1982 to 1987. He is also a former audit manager and CPA with the firm of Arthur Andersen LLP. He holds a B.B.A. degree from Adelphi University. Mr. Herms has a deep understanding of the financial aspects of our business. He also has substantial experience as a public accountant, which is important to the Board’s ability to review our consolidated financial statements, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Except for Dr. Kumar and Mr. Johnson, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.  To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

 General

Our Board oversees the activities of our management in the handling of the business and affairs of our company.  Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors.  Lewis H. Titterton, Bruce F. Johnson and Dale Fox currently meet the definition of “independent” as defined by the SEC. Drs. Monahan and Baskies will also meet the definition of “independent” once they are elected.  The Board of Directors has separately designated audit, nominating and compensation committees. Our directors, Robert A. Berman and Dr. Amit Kumar, are employees of, or consultants to, the Company and as such do not qualify as “independent” directors.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://www.irITUScorp.com.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

Audit Committee Report

Review with Management.  The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors.  The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion.  Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2015, for filing with the SEC.

The members of the Audit Committee are Messrs. Titterton (Chairman), Johnson and Fox. Our Board has determined that Mr. Titterton qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Titterton’s biographical information above for a description of his relevant experience.

Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Messrs. Titterton (Chairman), Johnson and Fox.

Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

•    Candidates should be individuals of personal integrity and ethical character.

•    Candidates should have background, achievements, and experience that will enhance our Board.  This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

•    Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

•    Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to ITUS and its stockholders, and we will consider directors’ independence from our management and stockholders.

•    Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

•    Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender and ethnicity.

•    Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure.  Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board.  If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election. Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management. While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees. We do not have a policy with regard to the consideration of director candidates recommended by stockholders. Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board. It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate. Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

The members of the nominating and corporate governance committee are Messrs. Titterton (Chairman), Johnson and Fox.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of five directors. The Board has not appointed a lead independent director.  Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company.  In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits.  Therefore, the Board has determined that a lead independent director is not necessary at this time.  To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management.  Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value.  A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board.  Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management.  In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were nine meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2015.  Each of our directors attended at least 75% of the aggregate number of meetings of the Board, except that Dr. Andrea Belz, who served as a director from August 8, 2014 to August 26, 2015, only attended four meetings (out of eight meetings held while Dr. Belz was a director during fiscal year 2015). The various committees of the Board were established on July 9, 2015 and there were no meetings, exclusive of action by unanimous written consent, held by such committees during fiscal year 2015. Each of the Audit Committee, Compensation Committee and Nominating Committee has held meetings as of our fiscal year beginning November 1, 2015.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  We will provide a copy of our code of ethics to any person without charge, upon request.  For a copy of our code of ethics write to Secretary, ITUS Corporation, 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC.  Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.  Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2015.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations.  Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us.  The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

 Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2015 and 2014, with respect to compensation awarded to, earned by or paid to our current Chief Executive Officer and our Chief Financial Officer and the Executive Chairman and Chief Executive Officer of Anixa (the “Named Executive Officers”).  No other executive officer received total compensation in excess of $100,000 during fiscal year 2015.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total Compensation ($)
Robert A. Berman President, Chief Executive Officer and Director	2015 2014	$300,000 $300,000	$150,000 $200,000	$169,081 $254,480	$4,160 $8,320	$623,241 $762,800
Dr. Amit Kumar (1) Vice Chairman of the Board, Executive Chairman and Chief Executive Officer of Anixa Diagnostics	2015	$189,000	$150,000	$169,081	$ -	$508,081
Henry P. Herms Chief Financial Officer and Vice President- Finance	2015 2014	$168,000 $168,000	$ - $ -	$ 16,252 $ 92,455	$ - $ -	$184,252 $260,455

(1) On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman and Chief Executive Officer of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company. The above table represents Dr. Kumar’s compensation for the entire fiscal year ended October 31, 2015. From June 15, 2015 through October 31, 2015, the period during which Dr. Kumar was an executive officer, Dr. Kumar’s salary was $112,500 and he received no additional compensation.  During the year ended October 31, 2014, Dr. Kumar received $576,880 in total compensation, consisting of $122,400 in consulting fees and $200,000 in bonus, $254,480 in option awards (calculated in accordance with Note 2 below).

(2)  Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal years ended October 31, 2015 and 2014 for each Named Executive Officer in accordance with Accounting Standards Codification (“ASC”) 718 and also the repricing of outstanding options on February 5, 2015.  The amounts shown for Dr. Kumar during the periods he provided services as a consultant were computed consistent with the application of ASC 718 for fair value of stock option wards granted to employees.  A discussion of assumptions used in valuation of option awards may be found in Notes 2 and 6 to our Consolidated Financial Statements for fiscal year ended October 31, 2015, in our Annual Report on Form 10-K.

(3)  Amounts in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to us of all perquisites and personal benefits, which consisted solely of life insurance premiums

Employment Agreements

Employment Agreement with Robert Berman

On September 19, 2012, the Company entered into an Employment Agreement with Mr. Berman (the “Berman Agreement”) to serve as President and Chief Executive Officer of the Company.  Pursuant to the Berman Agreement, Mr. Berman initially received an annual base salary of $290,000, which was increased to $300,000 by the Board effective November 1, 2013.

If Mr. Berman’s employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company’s benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination.  All such payments shall be made in a lump sum immediately following termination as required by law.

Consulting Agreement with Amit Kumar

On September 19, 2012, the Company entered into a Consulting Agreement with Dr. Amit Kumar (the “Kumar Agreement”) pursuant to which Dr. Kumar agreed to provide business consulting services for an initial annual consulting fee of $120,000. On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman and Chief Executive Officer of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company. As a result of this appointment, Dr. Kumar’s cash compensation was increased to $300,000 by the Board. The terms of the Kumar Agreement still remain in effect.

If Dr. Kumar’s services are terminated by the Company or he terminates his services for any reason or no reason, the Company shall be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any unpaid reasonable and necessary expenses, due to him through the date of termination.  All such payments shall be made in a lump sum immediately following termination.

Stock Options

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2015:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un -Exercisable	Option Exercise Price ($)	Option Expiration Date
Robert A. Berman	320,000(1) 106,667(2) 213,333(3) 28,889(4)	11,111(4)	$2.575 $2.575 $2.575 $2.575	9/19/2022 9/19/2022 9/19/2022 11/8/2023
Dr. Amit Kumar	320,000(1) 106,667(2) 213,333(3) 28,889(4)	11,111(4)	$2.575 $2.575 $2.575 $2.575	9/19/2022 9/19/2022 9/19/2022 11/8/2023
Henry P. Herms	2,000 2,000 3,000 4,000 4,000 12,000 15,889(4)	6,111(4)	$2.575 $2.575 $2.575 $2.575 $2.575 $2.575 $2.575	5/31/2016 11/20/2016 11/11/2017 10/7/2019 6/1/2021 9/19/2022 11/8/2023

(1)   Options vested and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(2)   Options vested upon achievement of a cash milestone in February 2013.

(3)   Options were to vest in two equal installments upon achievement of the Stock Price Targets.  On November 8, 2013, the vesting conditions were modified by the Board to provide that the unvested portion of the stock options vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.

(4)   Options vest and became exercisable in 36 consecutive monthly installments, beginning December 31, 2013 and continuing through November 30, 2016.

There were no grants of stock options to Named Executive Officers during fiscal year 2015.

The following table summarizes the exercise of stock options during fiscal 2015 by Named Executive Officers:

OPTION EXERCISES AND STOCK VESTED TABLE
Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Henry P. Herms	4,000	$4,460

(1)  The value realized on exercise is calculated based on the difference between the exercise price of the options and the market price of the stock at the time of exercise.

Option Re-Pricing

On January 28, 2015, the Board of Directors authorized management of the Company to re-price issued and outstanding stock options for all of the officers, directors and employees of the Company, at any time prior to February 16, 2015.  On February 5, 2015, management acted to re-price 87,365 issued and outstanding stock options (the “Re-Priced Options”) pursuant to the authority granted by the Board of Directors. The new exercise price of the Re-Priced Options is $2.575, the closing sales price of the Company’s common stock on February 5, 2015.  All other terms of the previously granted Re-Priced Options remain the same.

The following stock option grants and related stock option agreements issued to the Company’s Named Executive Officers and directors are affected by the re-pricing:

Name	# of Shares	Old Option Price	New Option Price	Expiration Date
Lewis A. Titterton	30,000 2,400 16,000 40,000 120,000 16,000 16,000	$5.625 $5.025 $4.875 $5.875 $5.000 $4.750 $2.800	$2.575 $2.575 $2.575 $2.575 $2.575 $2.575 $2.575	9/19/2022 11/30/2017 12/31/2022 2/15/2023 11/8/2023 1/2/2024 1/2/2025
Robert A. Berman	320,000 106,667 213,333 40,000	$5.7375 $5.7375 $5.7375 $5.7375	$2.575 $2.575 $2.575 $2.575	9/19/2022 9/19/2022 9/19/2022 11/8/2023
Dr. Amit Kumar	320,000 106,667 213,333 40,000	$5.7375 $5.7375 $5.7375 $5.7375	$2.575 $2.575 $2.575 $2.575	9/19/2022 9/19/2022 9/19/2022 11/8/2023
Bruce F. Johnson	2,400 2,400 12,000 12,000 12,000	$3.000 $5.025 $4.875 $4.750 $2.800	$2.575 $2.575 $2.575 $2.575 $2.575	8/30/2014 11/30/2017 12/31/2022 1/2/2024 1/2/2025
Dale Fox	6,000 12,000	$6.250 $2.800	$2.575 $2.575	8/8/2024 1/2/2025
Henry P. Herms	2,000 2,000 3,000 4,000 4,000 12,000 22,000	$3.625 $17.500 $3.625 $3.625 $9.250 $5.875 $5.000	$2.575 $2.575 $2.575 $2.575 $2.575 $2.575 $2.575	5/31/2016 11/20/2016 11/11/2017 10/7/2019 6/1/2021 9/19/2022 11/8/2023

Potential Payments upon Termination or Change in Control

Robert A. Berman

Options granted to Mr. Berman on November 8, 2013 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Berman is terminated without cause or upon a change in control as defined below. The intrinsic value of such options would be $16,540, which was calculated by multiplying (a) 14,445 options (being the number of options granted to him on November 8, 2013 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2015 of $3.72 and (y) the options’ exercise price of $2.575 per share.

In addition to the acceleration of the options, if Mr. Berman’s employment is terminated by the Company or he terminates his employment for any reason or no reason on 90 days’ notice, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company’s benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination (which accrued and unpaid benefits would have a maximum value of $23,077).

Dr. Amit Kumar

Options granted Dr. Kumar on November 8, 2013 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Dr. Kumar is terminated without cause or upon a change in control as defined below. The intrinsic value of such options would be $16,540, which was calculated by multiplying (a) 14,445 options (being the number of options granted to him on November 8, 2013 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2015 of $3.72 and (y) the options’ exercise price of $2.575 per share.

In addition to the acceleration of the options, if Dr. Kumar’s employment is terminated by the Company or he terminates his employment for any reason or no reason on 90 days’ notice, the Company shall be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any unpaid reasonable and necessary expenses.

Henry P. Herms

           Options granted Mr. Herms on November 8, 2013 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Herms is terminated without cause or upon a change in control as defined below. The intrinsic value of such options would be $9,097, which was calculated by multiplying (a) 7,945 options (being the unvested portion of options granted to him on November 8, 2014 that he held on October 31, 2015) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2015 of $3.72 and (y) the options’ exercise price of $2.575 per share.

Under the 2010 Share Incentive Plan, “change in control” means:

•    Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

•    Change in Effective Control: A change in effective control of the Company occurs on the date that either:

o    Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

o    A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

•    Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired  during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

 Director’s Compensation

There is no present arrangement for cash compensation of directors for services in that capacity.  On November 8, 2013, the Board approved an amendment to the 2010 Share Incentive Plan to provide that on January 1st of each year commencing on January 1, 2014, each non-employee director (a “Director Participant”) of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant.  In addition, each person who is a Director Participant and joins the Board after January 1 of any year, shall be granted on the date such person joins the Board, a nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board) pro-rated based upon the number of calendar quarters remaining in the calendar year in which such person joins the Board (rounded up for partial quarters).

Our employee directors, Robert A. Berman and Dr. Amit Kumar, did not receive any additional compensation for services provided as a director during fiscal year 2015.  The following table sets forth compensation of Lewis H. Titterton, Bruce F. Johnson and Dale Fox, our non-employee directors and Dr. Andrea Belz, our former non-employee director, for fiscal year 2015:

DIRECTORS COMPENSATION
Name	Option Awards ($) (1)	Bonus ($)	All Other Compensation ($)
Lewis H. Titterton	$84,177	-	-
Bruce F. Johnson	$32,832	-	-
Dr. Andrea Belz	$15,375	-	-
Dale Fox	$29,265	-	-
Dr. Amit Kumar (2)	-	-	-

(1)   Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal year ended October 31, 2015, in accordance with ASC 718 and reflects repricing of outstanding options on February 5, 2015. See the section entitled “Option Re-Pricing” above. A discussion of assumptions used in valuation of option awards may be found in Notes 2 and 6 to our Consolidated Financial Statements for fiscal year ended October 31, 2015, included elsewhere in this Annual Report on Form 10-K. At October 31, 2015, Lewis H. Titterton, Bruce F. Johnson, Dr. Andrea Belz and Dale Fox held unexercised stock options to purchase 240,400 40,800, 12,000 and 18,000 shares respectively, of our common stock.

(2)    Dr. Kumar did not receive any compensation for his services as a director.  However, Dr. Kumar did receive compensation for his services as a consultant.  For more information about Dr. Kumar’s consultancy arrangements, see above.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2014

Introduction

On May 19, 2016, the Board appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2016. Stockholders will be asked to ratify Board’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2017. A representative of the Auditor is not expected to be present at the Meeting.

Fees

The following table describes fees for professional audit services rendered and billed by Haskell & White LLP, our present independent registered public accounting firm and principal accountant, for the audit of our consolidated financial statements and for other services during fiscal years 2015 and 2014.

Type of Fee	2015	2014

Audit Fees (1)	$97,390	$82,280
Audit Related Fees (2)	34,500	37,130
Tax Fees (3)	20,000	-
All Other Fees	-	-
Total	$159,290	$119,410

(1)  Audit fees for fiscal years 2015 and 2014 represent fees billed for services rendered by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)  Audit related fees for fiscal years 2015 and 2014 represent fees billed for services rendered by Haskell & White in connection with our Registration Statements filed during fiscal years 2015 and 2014.

(3)  Tax Fees for fiscal year 2015 represent fees billed for services rendered by Haskell & White for the preparation of Federal and State income tax returns.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2015. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016 requires the affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2016.

PROPOSAL 3

APPROVAL OF COMPENSATION

AWARDED TO NAMED EXECUTIVE OFFICERS

Introduction

As required by Section 14A of the Securities Exchange Act of 1934 and Rule 14a-21(a), we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers for 2015.

Our executive compensation program and compensation paid to our named executive officers are described in the section entitled “Executive Compensation” of this proxy statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

•    Attract and retain the best talent.

•    Support our culture of performance.

•    Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Required Vote

The approval of this proposal will be made upon the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program going forward. Accordingly, the following resolution is submitted for stockholder vote at the Meeting:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed under SEC rules, including the compensation tables and related narrative disclosures included in this proxy statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 8,747,753 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (ii) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of commons stock; each of our named executive officers and directors; and all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)	Percent of Class (5)
Lewis H. Titterton Jr. 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	734,504	8.17%
Robert A. Berman 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	748,909	7.92%
Dr. Amit Kumar 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	809,759	8.57%
Bruce F. Johnson 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	461,019	5.24%
Henry P. Herms 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	70,858	*
Dale Fox 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	24,000	*
All Directors and Executive Officers as a Group (6 persons)	2,849,049	27.10%

*	Less than 1%.

(1)        A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days.  Except as otherwise noted, each designated beneficial owner in this proxy statement has sole voting power and investment power with respect to the shares of Common Stock beneficially owned by such person.

(2)        Includes 149,067 shares, 63,351 shares, 63,351 shares, 34,800 shares, 24,000 shares, 48,733 shares and 383,302 shares which Lewis H. Titterton, Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dale Fox, Henry P. Herms and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2003 Share Incentive Plan and/or the 2010 Share Incentive Plan.

(3)        Includes 2,000 shares, 2,000 shares, and 4,000 shares that Lewis H. Titterton Jr., Dr. Amit Kumar, and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of warrants purchased by them in the registered direct offering on July 15, 2014.

(4)        Includes 86,000 shares, 640,000 shares, 640,000 shares, 12,000 shares and 1,378,000 shares which Lewis H. Titterton, Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and all directors and executive officers as a group, respectively, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(5) Based on 8,747,753 shares of Common Stock outstanding as of the Record Date.

Deadline for Submission of Stockholder Proposals for 2016 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 no later than April 13, 2017.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2017 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Robert Berman. Mr. Berman will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2015. Such Report includes the Company’s audited financial statements for the 2015 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dean Krouch, Secretary of the Company, at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ROBERT BERMAN AND DR. AMIT KUMAR, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ITUS CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON JUNE 28, 2016, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 23, 2016, OR ANY ADJOURNMENT THEREOF.

1.

Election of Robert A. Berman, Dr. Amit Kumar, Dale Fox, Dr. Arnold Baskies and Dr. John Monahan, to hold office until the 2016 Annual Meeting of Stockholders or their successors are elected and qualified.

[    ]

FOR ALL THE NOMINEES

[    ]

WITHHOLD AUTHORITY FOR THE NOMINEES

[    ]

FOR ALL EXCEPT (see instructions)

[    ]

Robert A. Berman

[    ]

Dr. Amit Kumar

[    ]

Dale Fox

[    ]

Dr. Arnold Baskies

[    ]

Dr. John Monahan

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.

To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016:

[    ] FOR

  [    ] AGAINST

[    ] ABSTAIN

3.

To approve a non-binding advisory vote on compensation of our named executive officers:

[    ] FOR

  [    ] AGAINST

[    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ITUS CORPORATION.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*** Exercise Your *Right* to Vote ***

ITUS CORP

ITUS CORPORATION

ITUS CORP
12100 Wilshire Boulevard, Suite 1275
Los Angeles, CA 90025

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000296132_1 R1.0.1.25

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 28, 2016
Date: August 23, 2016 **Time:** 11:00 AM PST
Location: ITUS Corporation
12100 Wilshire Boulevard, Suite 1275
Los Angeles, CA 90025

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 09, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000296132_2 R1.0.1.25

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Robert A. Berman   02 Dr. Amit Kumar   03 Dale Fox   04 Dr. Arnold Baskies   05 Dr. John Monahan

The Board of Directors recommends you vote FOR proposals 2 and 3.

BARCODE

→ 0000 0000 0000 0000

Broadridge Internal Use Only
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0000296132_3 R1.0.1.25

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000296132_4 R1.0.1.25

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
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ITUS CORPORATION

ITUS CORP
12100 Wilshire Boulevard, Suite 1275
Los Angeles, CA 90025

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

1. Election of Directors

Nominees

01 Robert A. Berman 02 Dr. Amit Kumar 03 Dale Fox 04 Dr. Arnold Baskies 05 Dr. John Monahan

The Board of Directors recommends you vote FOR proposals 2 and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000286133_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

ITUS CORPORATION
Annual Meeting of Stockholders
August 23, 2016 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of ITUS Corporation hereby appoints Robert A. Berman and Dr. Amit Kumar, or any of them, with full power of substitution, as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of ITUS Corporation to be held at the Company's corporate offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles CA 90025 on August 23, 2016 at 11:00 AM, and any adjournment(s) or postponement(s) thereof, and to vote thereat all shares of common Stock of ITUS Corporation which the undersigned would be entitled to vote if personally present in accordance with the instructions on the reverse side of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000296133_2 R1.0.1.25

Continued and to be signed on reverse side